UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: March 30, 2009

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900, Foster City, CA		94404
(Address of principal executive offices)		(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 30, 2009, SciClone Pharmaceuticals, Inc. (“SciClone”) entered into a settlement agreement (the “Settlement Agreement”) with the other parties collectively identified therein as the “Sigma-Tau Group.” Under the terms of the Settlement Agreement, SciClone issued a press release on March 31, 2009 in a form approved by the Sigma-Tau Group (the “Press Release”), announcing the execution of the Settlement Agreement and a commercial agreement referred to herein as the “Zadaxin Agreement,” as well as certain actions that SciClone has taken to implement the provisions of the Settlement Agreement. A copy of the Press Release is filed as Exhibit 99.1 hereto and is incorporated herein by reference. The following description of the Settlement Agreement and the Zadaxin Agreement is not complete and is qualified in its entirety by reference to the full texts of each of those agreements, which are filed as Exhibit 10.1 and 10.2 hereto and are incorporated herein by reference.

Based on the number of shares of the Common Stock of SciClone (“SciClone Common Stock”) that the Sigma-Tau Group beneficially owns, as represented and warranted by the Sigma-Tau Group in the Settlement Agreement, and the number of shares of SciClone Common Stock reported by SciClone as outstanding on March 2008 in SciClone’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 10-K”), filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2008, the Sigma-Tau Group beneficially owns approximately 21.3% of the SciClone Common Stock.

Actions Required to be Taken by SciClone

Under the Settlement Agreement, SciClone agreed that prior to the time that SciClone mails its definitive proxy statement for its 2009 annual stockholder meeting (the “2009 Annual Meeting”), but in any event no later than March 31, 2009, SciClone will: (i) increase the size of its Board of Directors (the “Board”) from seven (7) to ten (10) members and (ii) appoint Professor Trevor Jones, Mr. Gregg Lapointe and Dr. Roberto Camerini (the “Sigma-Tau Directors”) to fill the vacancies on the Board. SciClone also agreed that the Board and the applicable committees of the Board will nominate no more than eight members (8) for election to the Board at the 2009 Annual Meeting and will:

•	reduce the size of the Board to eight (8) members effective at the 2009 Annual Meeting;

•

nominate the Sigma-Tau Directors, together with Dean S. Woodman, Friedhelm Blobel, John S. Saxe, Ira D. Lawrence and Richard J. Hawkins (collectively, the “Incumbent Directors”), for election to the Board at the 2009 Annual Meeting, with terms expiring at SciClone’s 2010 annual stockholder meeting (the “2010 Annual Meeting”);

•

recommend, and reflect such recommendation in SciClone’s definitive proxy statement in connection with the 2009 Annual Meeting, that SciClone’s stockholders vote to elect the Sigma-Tau Directors at the 2009 Annual Meeting;

•	solicit and use its reasonable best efforts to obtain proxies in favor of the election of the Sigma-Tau Directors at the 2009 Annual Meeting, in the same manner as for the Incumbent Directors;

•	ensure that certain Sigma-Tau Directors will be nominated to serve on the committees of the Board as set forth in the Settlement Agreement; and

•

adopt an exemption (the “Rights Plan Exemption”) to the Rights Agreement dated as of December 19, 2006 between SciClone and Mellon Investor Services LLC as Rights Agent (the “Rights Plan”) to permit the Sigma-Tau Directors to receive the equity compensation awards customarily offered to all of SciClone’s non-employee directors.

SciClone also agreed to hold the 2009 Annual Meeting no later than June 15, 2009 and the 2010 Annual Meeting during the second week of June 2010, subject only to those reasonable delays, if any, which are necessitated by the selection by the Sigma-Tau Group of any replacement directors, as described in the next paragraph.

Additionally, SciClone agreed that, while any of the Sigma-Tau Directors remain in office, if a Sigma-Tau Director resigns or is otherwise unable to serve as a director or is removed for cause as a director, the Sigma-Tau Group will have the right to designate and substitute a person or persons for appointment to the Board as a replacement director, subject to evaluation and approval by SciClone’s Nominating and Corporate Governance Committee in good faith.

Actions Not to be Taken by SciClone

Under the Settlement Agreement, SciClone agreed that, following the 2009 Annual Meeting and prior to the 2010 Annual Meeting, it will not:

•	increase the size of the Board to more than eight (8) directors;

•	increase the size of any committees of the Board; or

•	take any other action to materially limit or restrict the rights of or time allotted to its stockholders to nominate persons for election to the Board.

In addition, SciClone agreed that any current director of SciClone who does not continue as a director following the 2009 Annual Meeting will not, without the prior approval of the Sigma-Tau Group, be invited to Board meetings or be compensated in any way for services as an advisory Board member or otherwise.

Actions Required to be Taken by the Sigma-Tau Group

Under the Settlement Agreement, the Sigma-Tau Group agreed to:

•	vote all of the SciClone Common Stock beneficially owned by them for each of the Incumbent Directors and Sigma-Tau Directors; and

•	withdraw the formal notice and nomination delivered to SciClone on December 31, 2008 (previously reported by SciClone in a Current Report on Form 8-K filed with the SEC on January 5, 2009).

Actions Not to be Taken by the Sigma Tau Group

Except as otherwise permitted by the Settlement Agreement, the Sigma-Tau Group agreed therein not to, and to cause their affiliates and associates under their control or direction not to, for a period ending December 31, 2009:

•	submit any additional proposals or nominations for election to the Board at the 2009 Annual Meeting

•	solicit proxies or consents to vote any SciClone securities or become a participant in any contested solicitation for the election of SciClone directors;

•	purchase or cause to be purchased or otherwise acquire or agree to acquire beneficial ownership of any SciClone Common Stock or other SciClone securities;

•	form, join or in any way participate in any 13(d) group with respect to the SciClone Common Stock (other than a group comprised solely of the Sigma-Tau Group);

•

deposit any SciClone Common Stock in any voting trust or subject any SciClone Common Stock to any arrangement or agreement with respect to the voting of any SciClone Common Stock, other than solely among the Sigma-Tau Group; or

•	discuss publicly the circumstances surrounding the negotiation and execution of the Settlement Agreement.

In addition, except as otherwise permitted by the Settlement Agreement, the Sigma-Tau Group agreed not to, and to cause their affiliates and associates under their control or direction not to, for a period ending one year from the execution of the Settlement Agreement:

•	seek, alone or in concert with others, (i) to call a special meeting of SciClone’s stockholders, or (ii) the removal of any member of the Board; or

•	publicly disclose any request to amend, waive or terminate any provision of the Settlement Agreement.

Actions Permitted to be Taken by the Sigma Tau Group

Notwithstanding the provisions described immediately above, the Sigma-Tau Group, and any affiliate or associate of a Reporting Person, will be entitled by the Settlement Agreement to:

•

except as set forth immediately above, vote their shares of SciClone Common Stock in favor of the election of the Sigma-Tau Directors at the 2009 Annual Meeting and otherwise vote as the Sigma-Tau Group determine in their sole discretion;

•	disclose how they intend to vote or act with respect to any SciClone securities, any stockholder proposal or other matter to be voted on by SciClone’s stockholders and the reasons therefor;

•

announce their opposition to any Board-approved proposals related to a merger, acquisition, disposition of all or substantially all of the assets of SciClone or other business combination involving SciClone;

•	except as set forth above, vote their shares of SciClone Common Stock in their discretion on any matter submitted to a vote of SciClone’s stockholders;

•

propose a slate of nominees for election as directors and/or one or more proposal(s) for consideration or approval by stockholders at the 2010 Annual Meeting in order to comply with the advance notice provisions or other requirements of SciClone’s Certificate of Incorporation or Bylaws, as amended (the “Bylaws”);

•

in the event a special meeting is called by a SciClone stockholder with respect to the removal of directors, (i) vote all their shares of SciClone Common Stock in favor of the Sigma-Tau Directors and (ii) solicit proxies to vote against the removal of the Sigma-Tau Directors; and

•	make any public announcement with respect to, and offer to effect, seek or propose a merger, acquisition, disposition or other business combination involving SciClone.

Expiration or Termination of the Settlement Agreement

The Settlement Agreement provides that it will terminate on the earliest of the following:

•	the 2010 Annual Meeting;

•

at the option of SciClone, upon a material breach by the Sigma-Tau Group of any obligation thereunder which has not been cured within 14 days after the Sigma-Tau Group receive notice of such breach from SciClone;

•

at the option of the Sigma-Tau Group, upon a material breach by SciClone of any obligation thereunder which has not been cured within 14 days after SciClone receives notice of such breach from the Sigma-Tau Group;

•

at the option of the Sigma-Tau Group, in the event the Board approves a material deviation from SciClone’s anticipated research and development expenditure plans for 2009 and 2010 as previously provided in writing to the Sigma-Tau Group; or

•	at any time, upon the written consent of all of the parties to the Settlement Agreement.

Zadaxin Agreement

SciClone and Sigma-Tau Industrie Farmaceutiche Riunite S.p.A. (“STI”), a subsidiary of Sigma-Tau, signed the Zadaxin Agreement in connection with their pre-existing license agreement relating to thymosin alpha 1. Under the Zadaxin Agreement, STI will, at its cost, lead all future development activities for thymosin alpha 1 for treating Hepatitis C Virus (“HCV”) in the territory defined in the pre-existing license agreement (which, as amended, is collectively identified as Exhibits 10.23 through 10.26 to SciClone’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 10-K”) and exclusively interact with European regulatory agencies responsible for the approval of thymosin alpha 1 for the treatment of HCV.

The Zadaxin Agreement also provides that SciClone and SciClone Pharmaceuticals International Ltd., a SciClone subsidiary, will work together with STI, at their respective costs, to find one or more third parties willing to fund further development and commercialization activities for thymosin alpha 1 in the United States and Europe (other than in Italy, where STI retains its pre-existing exclusive license) for treating malignant melanoma and will cooperate in developing mutually acceptable licensing or other agreements for such third party development and commercialization.

Actions Taken by SciClone to Implement the Settlement Agreement

Under the Settlement Agreement, on March 28, 2009, the Board, contingent on, and in contemplation of, the execution of the Settlement Agreement and the Zadaxin Agreement by all parties thereto, which execution occurred on March 30, 2009:

•	pursuant to the Bylaws, expanded the size of the Board from seven to ten members and added the three Sigma-Tau Directors to fill the newly-created vacancies (see Item 5.02 of this Report);

•

appointed each of the Sigma-Tau Directors to the applicable committee of the Board specified in the Settlement Agreement, including a newly-created Scientific Review Committee (see Item 5.02 of this Report);

•

approved the slate of candidates to be submitted for election by SciClone’s stockholders at the 2009 Annual Meeting (the “2009 Slate”), consisting of the five Incumbent Directors and the three Sigma-Tau Directors;

•	pursuant to the Bylaws, reduced the size of the Board from ten to eight members, effective at the closing of the polls at the 2009 Annual Meeting; and

•	approved the Rights Plan Exemption (see Item 3.03 of this Report).

SciClone will announce in due course the date of the 2009 Annual Meeting.

Item 3.03. Material Modification to Rights of Security Holders.

On March 28, 2009, contingent on, and in contemplation of, the execution of the Settlement Agreement and the Zadaxin Agreement by all parties thereto, the Board approved, pursuant to Section 1(a) of the Rights Plan, the acquisition of beneficial ownership of shares of Common Stock by the Sigma-Tau Directors (including, for this purpose, any successors designated by the Sigma-Tau Group and approved by the Board under the Settlement Agreement) resulting solely from grants of stock options or other equity interests (“Director Equity Grants”) made to all Sigma-Tau Directors. The stated intent of such exemption was that such beneficial ownership shall not, by itself, cause any member of the Sigma-Tau Group or any “Affiliate” or “Associate” (as each of such terms is defined in the Rights Plan) of any such member to become an “Acquiring Person,” or to give rise to a “Stock Acquisition Date,” a “Flip-In Event” or a “Flip-Over Event” (as each of those terms is defined in the Rights Plan).

The Board took this action in order to enable the Sigma-Tau Directors, to receive Director Equity Grants, as approved by the Board or its Compensation Committee, on the same basis as all other members of the Board who are not employees of SciClone in respect of their service on the Board or any of its Committees. It was expressly determined by the Board that this exemption should have no application to the acquisition of beneficial ownership of any shares of SciClone Common Stock by any member of the Sigma-Tau Group, or any associate or affiliate of any such member, arising from any other fact or circumstance than the receipt of Director Equity Grants by the Sigma-Tau Directors.

Item 5.02. Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 1.01 of this Report, under the Settlement Agreement the following directors have been added to the Board to fill three newly-created vacancies and will be included in the 2009 Slate if they are able to stand for election at the 2009 Annual Meeting, which SciClone currently expects:

•	Dr. Roberto Camerini;

•	Professor Trevor Jones; and

•	Mr. Gregg Lapointe.

Information about the committees of the Board to which each of them has been added is included in the Press Release and is incorporated herein by reference. The Sigma-Tau Directors were added to the Board pursuant to the terms of the Settlement Agreement, the summary of which in Item 1 of this Report and the full text of which in Exhibit 10.1 to this Report are incorporated herein by reference. Under the Settlement Agreement, each of the Sigma-Tau Directors will be entitled to the same rights and benefits as are generally applicable to the non-employee directors of SciClone, including (but not limited to) with respect to insurance, indemnification, compensation and fees. The compensatory arrangements in effect with respect to SciClone’s non-employee directors generally will be described in the proxy statement issued by SciClone in connection with the 2009 Annual Meeting. Based on information provided to SciClone by the Sigma-Tau Group, SciClone does not believe that any of the S-T Directors, by reason of his respective relationship to the S-T Group, may be deemed to have an indirect interest in the relationship between SciClone and the Sigma-Tau Group described below in this Item 5.02.

Pre-Existing Related Party Disclosure

As required under the rules of the SEC, set forth below is a description of the material actions that SciClone has taken with respect to its relationship with the Sigma-Tau Group prior to the execution of the Settlement Agreement and the Zadaxin Agreement:

As referred to above in connection with the Zadaxin Agreement, in 2000 SciClone and the Sigma-Tau Group entered into a license agreement with respect to thymosin alpha 1 which, as amended, constitutes Exhibits 10.23 through 10.26 to the 2008 Form 10-K. Under the most recent amendment, in 2004, SciClone amended its pre-existing license agreement with Sigma-Tau to provide for Sigma-Tau to undertake an HCV trial in Europe in exchange for SciClone agreeing to provide approximately $2,500,000 in funding and other assistance for the trial. Further information on SciClone’s relationship with the Sigma-Tau Group is contained in the 2008 10-K, including under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

As permitted in the Rights Plan, on September 10, 2007, the Board approved a potential increase in the number of shares of SciClone Common Stock beneficially owned by the Sigma-Tau Group, so long as (i) the Sigma Tau Group became the beneficial owners of such additional shares on or before September 10, 2008, and (ii) such increase did not exceed 5,000,000 shares above the number of shares already beneficially owned by the Sigma Tau Group as of September 10, 2007 (as limited by subsections (i) and (ii) of this sentence, a “Sigma-Tau Ownership Increase”). SciClone did not have an agreement or arrangement with, nor any commitment from, the Sigma Tau Group with respect to any Sigma-Tau Ownership Increase. If the Board had not provided such prior approval of a Sigma Tau Ownership Increase, then the date of the occurrence of any increase in beneficial ownership by Sigma Tau, if any, would have constituted a “Distribution Date” (as defined in the Rights Plan) and would have triggered certain events under the Rights Plan, including without limitation the exercisability of the Rights (as defined in the Rights Plan).

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed herewith in response to paragraph (d) of Item 9.01 of Form 8-K

Exhibit 10.1	Settlement Agreement, dated March 30, 2009, by and among SciClone and Sigma-Tau

Exhibit 10.2	Zadaxin Agreement, dated March 30, 2009, by and between SciClone and Sigma-Tau Industrie Farmaceutiche Reunite SpA.

Exhibit 99.1	Press Release issued by SciClone on March 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2009	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ FRIEDHELM BLOBEL
Friedhelm Blobel President and Chief Executive Officer